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                                                                    EXHIBIT 10.3
                                    SECOND AMENDMENT TO POWER PURCHASE AGREEMENT




                             SECOND AMENDMENT TO THE

                            POWER PURCHASE AGREEMENT

                                     BETWEEN

                         COMMONWEALTH ENERGY CORPORATION

                                       AND

                         CALPINE POWER SERVICES COMPANY

                                    FOR POWER

                             FROM THE GEYSERS UNITS

                                5/07/99 - 6/30/02

                    (ADDITIONAL 25 MW PURCHASE IN JUNE 1999)
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The above referenced Power Purchase Agreement (PPA) is hereby amended as of May
28, 1999 with respect to the following Section 4 (as to quantity of power sold) which replaces in entirety the corresponding provisions in the original Power Purchase Agreement:


      4. QUANTITY OF POWER. Unless otherwise agreed by the parties from time to time in writing, during each hour of each day during the term hereof, Calpine shall deliver and Commonwealth shall purchase the following amounts of electric energy:


      [CONFIDENTIAL TREATMENT REQUESTED]*



      The parties further agree to implement such procedures whereby from time to time at the election of Commonwealth, in its sole discretion, Commonwealth may request delivery of electric energy in amounts greater than the foregoing, and Calpine, in its sole discretion, may agree to deliver such greater amounts.


      Additionally, the parties agree to add the following Section 11.9 (to address the payment for the purchase of 25 mw of the 100 mw of energy delivered in June, 1999):


                  11.9 Pre-billing and Payment for 25 mw in June, 1999. The amount of [CONFIDENTIAL TREATMENT REQUESTED]*will be billed by Calpine on June 7, 1999, in advance of the complete delivery of the power for June, 1999. Commonwealth will pay as required under Section 11.3. Failure to pay [CONFIDENTIAL TREATMENT REQUESTED]*by June 22, 1999 will constitute a default of Commonwealth's obligations as referenced in Section 11.6, Letter of Credit.


Furthermore, Commonwealth will cause Union Bank to reissue the Letter of Credit by June 4, 1999 with the phrase "as amended from time to time" in Paragraph #4, 1st Line after the word "agreement".


All other sections of the original executed agreement (as amended by amendment #1) shall remain unchanged and in full force.


----------------

* The omitted information has been filed separately with the Securities and Exchange Commission pursuant to Rule 406.
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      IN WITNESS WHEREOF, the parties have caused this amendment #2 to the original Power Purchase Agreement to be executed on the date set forth under their respective signatures.


                                          COMMONWEALTH ENERGY CORPORATION

Date:    May 27, 1999                     By: /s/ Frederick M. Bloom
                                              --------------------------------
                                          Frederick M. Bloom

                                          Title:  Chief Executive Officer


                                          CALPINE POWER SERVICES


Date:    May 28, 1999                     By:/s/ Jacob M. Rudisill
                                              --------------------------------
                                          Jacob M. Rudisill

                                          Title:  Vice President